                      [BEAR, STEARNS& CO. INC. LETTERHEAD]

                                 FAX TRANSMITTAL
                             Computational Material
                                 [ADVANTA LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

   FAX TO:                                          DATE: August 14, 2000
   COMPANY:                                         # PAGES(incl. cover): 24

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                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials



                                 $[649,728,000]
                                  (APPROXIMATE)

                       ADVANTA MORTGAGE LOAN TRUST 2000-2
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-2

                        ADVANTA CONDUIT RECEIVABLES, INC.
                                     SPONSOR

                           ADVANTA MORTGAGE CORP. USA
                                 MASTER SERVICER

                           AMBAC ASSURANCE CORPORATION
                               CERTIFICATE INSURER


                             Computational Materials


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                          TRANSACTION HIGHLIGHTS(2)(3)

CLASS        DESCRIPTION      EXPECTED RATINGS      BALANCE       AVERAGE LIFE   MODIFIED DURATION   PAYMENT WINDOW TO    DAY COUNT
                               (S&P/MOODY'S)                     TO CALL / MTY     TO CALL / MTY         CALL / MTY
A-1(1)    FRM Floater SEQ         AAA/Aaa        $258,839,000     0.85 / 0.85       0.79 / 0.79           21 / 21        Actual/360
 A-2      FRM Fixed SEQ           AAA/Aaa          54,646,000     2.00 / 2.00       1.80 / 1.80            7 / 7           30/360
 A-3      FRM Fixed SEQ           AAA/Aaa         123,250,000     3.00 / 3.00       2.59 / 2.59           21 / 21          30/360
 A-4      FRM Fixed SEQ           AAA/Aaa          83,139,000     5.00 / 5.00       3.98 / 3.98           32 / 32          30/360
 A-5      FRM Fixed SEQ           AAA/Aaa          64,854,000     8.00 / 10.36      5.64 / 6.62           22 / 100         30/360
 A-6      FRM NAS Class           AAA/Aaa          65,000,000     6.39 / 6.56       4.84 / 4.92           63 / 137         30/360

(1)      CLASS A-1 CERTIFICATES ARE NOT AVAILABLE.
(2) ALL CERTIFICATES ARE PRICED TO CALL. AFTER THE CALL DATE, CLASS A-4, A-5 AND A-6 COUPONS STEP UP BY 0.75%.
(3) CLASS A-1, A-4, A-5 AND A-6 CERTIFICATES ARE SUBJECT TO AN AVAILABLE FUNDS CAP; CLASS A-1 HAS AN AVAILABLE FUNDS CAP CARRY FORWARD FEATURE (I.E. SUPPLEMENTAL INTEREST, NOT COVERED BY AMBAC).

                                SUMMARY OF TERMS
TITLE OF SECURITIES:            Advanta Mortgage Loan Trust 2000-2, Mortgage Loan Asset-Backed Certificates,
                                Series 2000-2.

DESCRIPTION OF TRANSACTION:     One floating rate class of Certificates (the "A-1 Certificates") and 5 fixed rate classes of Certificates (the "A-2 Certificates," the "A-3 Certificates," the "A-4
                                Certificates," the "A-5 Certificates" and the "A-6 Certificates," together the
                                "Fixed Rate Certificates," and together with the "A-1 Certificates," the
                                "Certificates") wrapped by Ambac Assurance Corporation ("Ambac") and collateralized by a pool of fixed rate, first and second lien mortgages (the
                                "Mortgage Loans").

MORTGAGE LOANS:                 The Mortgage Loans are secured by single-family residences that may be detached, part of a two- to four-family dwelling, a condominium unit, a prefabricated home, or a unit in a planned unit development. It is anticipated that as of the closing date, there will be approximately $656,292,000 of fixed-rate mortgage loans. As of the Statistical Calculation Date, the principal balance of the mortgage loans was $656,291,736.97. The actual principal balance of mortgage loans delivered on the closing date may be higher than the principal balance of the statistical pool.

INDENTURE TRUSTEE:              Bankers Trust Company of California, N.A.

SPONSOR:                        Advanta Conduit Receivables, Inc.

MASTER SERVICER:                Advanta Mortgage Corp. USA

CERTIFICATE INSURER:            Ambac Assurance Corporation is rated AAA/Aaa by Standard & Poor's and Moody's.
                                The Certificate Insurer guarantees timely interest, capped at the Available Funds
                                Cap Rate, and ultimate principal payments on the Certificates.

                                Interest shortfalls due to the application of the Soldiers' and Sailors' Civil Relief
                                Act of 1940 or the Available Funds Cap Rate Carry Forward Amounts are not guaranteed by Ambac.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                            SUMMARY OF TERMS (CONT'D)

STATISTICAL CALCULATION DATE:       Opening of business on August 1, 2000

INITIAL CUT-OFF DATE:               Opening of business on August 1, 2000

PRICING DATE(1):                    August [17], 2000

CLOSING DATE(1):                    August [23], 2000

FORM OF SETTLEMENT CERTIFICATES:    Book entry form, same day funds (through DTC, Euroclear and Clearstream).

PREPAYMENT PRICING ASSUMPTION:      120% PPC, which equates to 3.6% CPR in the first month, increasing to 24% CPR over
                                    12 months, and remaining at 24% CPR thereafter on a seasoning adjusted basis.

OPTIONAL REDEMPTION DATE:           The Payment Date after the aggregate principal balance of the mortgage loans is less than or equal to 10% of the aggregate original principal balance of the
                                    Class A Certificates.

PAYMENT DATE:                       The 25th day of each month or, if such day is not a business day, the next succeeding business day, beginning on September 25, 2000.

SERVICING FEE:                      50 basis points per annum.

INTEREST ACCRUAL PERIOD:            The Interest Accrual Period for each payment date (x) for the Class A-1
                                    Certificates is the period from the preceding payment date, or, in the case of the first payment date, from the closing date, through the day preceding the payment date and (y) for the class A-2, A-3, A-4, A-5 and A-6 certificates is the prior calendar month.  All calculations of interest on the Class A-1 Certificates will be made on the basis of the actual number of days elapsed in the related
                                    Interest Accrual Period, divided by 360.

                                    All calculations of interest on the Fixed Rate Certificates will be made on the basis of a 360-day year consisting of 12 months of 30 days each.

STEP-UP PAYMENT DATE:               The "Step-Up Payment Date" is the payment date immediately following the calendar month in which the optional redemption of the Certificates is first permitted to occur.

STEP-UP COUPONS:                    After the Step-up Payment Date, the Class A-4, A-5 and A-6 coupons step up by
                                    0.75%.

CLASS A-6 NAS CERTIFICATES:         The Class A-6 NAS Certificates pay according to the following schedule (of its pro-rata share):
                                                      September 2000 - August 2003:    0%
                                                      September 2003 - August 2005:   45%
                                                      September 2005 - August 2006:   80%
                                                      September 2006 - August 2007:  100%
                                                      September 2007 and thereafter: 300%

(1) Subject to change.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 3                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                            SUMMARY OF TERMS (CONT'D)

AVAILABLE FUNDS CAP RATE:           The "Available Funds Cap Rate" for any payment date is an amount, expressed as a per annum rate (x) for the class A-1 certificates, calculated on the basis of a
                                    360-day year and the actual number of days elapsed in the related Interest
                                    Accrual Period; and (y) for the class A-4, A-5 and A-6 certificates, on the basis of a 360 day year consisting of 12 months of 30 days each, equal to:

                                       (1) the aggregate amount of interest accrued and collected or advanced on all of the Mortgage Loans during the prior calendar month - net of any shortfalls arising due to the application of the Soldiers' and Sailors'
                                           Civil Relief Act - minus the aggregate amount of the servicing fee, the trustee's fee and the premiums due to the certificate insurer, on that payment date, divided by,

                                       (2) the aggregate principal balance of the Mortgage Loans as of the opening of business on the first day of the prior calendar month.

AVAILABLE FUNDS CAP CARRY           For any Payment Date, if the amount of interest due on the Class A-1 Certificates
FORWARD:                            is calculated at the Available Funds Cap Rate, then the difference between the amount of interest due and the amount that would have been due if interest were calculated at the stated rate of LIBOR + [__]% (such stated rate, the "Formula
                                    Rate") (such difference the "Available Funds Cap Carry Forward Amount") will be payable (together with interest thereon at the Formula Rate) on future payment dates to the extent of the funds available therefor as described below under the section "Distributions of Principal and Interest".  Payment of such amounts are not guaranteed by the Certificate Insurer, the Sponsor or the Master Servicer.

CERTIFICATE RATINGS:                AAA by Standard & Poor's Ratings Services; Aaa by Moody's Investors Service, Inc.

ERISA CONSIDERATIONS:               Subject to the conditions and considerations discussed in the prospectus supplement, the Certificates are ERISA eligible.

LEGAL INVESTMENT:                   The Certificates are not expected to be SMMEA eligible.

TAXATION:                           The trust will be treated as a REMIC for federal income tax purposes.

CREDIT ENHANCEMENT:

                                    1) The use of excess cashflow (including, until the overcollateralization target is initially reached, prepayment penalties) to cover losses and to distribute principal in order to create overcollateralization;

                                    2) Subordination of distributions on the subordinate certificates to the required distributions on the Certificates;

                                    3) Allocation of losses on the Mortgage Loans to the subordinate certificates; and

                                    4) The certificate insurance policy.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 4                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                            SUMMARY OF TERMS (CONT'D)

PROSPECTUS:                         The Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the
                                    Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

DISTRIBUTIONS OF PRINCIPAL          Owners of the Certificates will be entitled to receive payments of interest each
AND INTEREST:                       month. The amount of principal the owners of Certificates are entitled to receive will vary depending on a number of factors, including the payments received on the Mortgage Loans. Each month, the indenture trustee will calculate the amounts to be paid to the owners of the Certificates.

                                    Distributions will be made on each payment date to the owners of the
                                    Certificates as of the record date. The record date for the Class A-1
                                    Certificates is the business day immediately preceding the payment date, unless the Class A-1 Certificates are issued in definitive form, in which case the record date shall be the last business day of the prior calendar month. The record date for the Class A-2, A-3, A-4, A-5 and A-6 Certificates is the last business day of the prior calendar month.

                                    Owners of Certificates will receive payments on the 25th day of each month, or, if such day is not a business day, on the next business day. The first payment date will be September 25, 2000.

                                    In summary, on each payment date the funds available to be distributed will be applied in the following order of priority:

                                    -   first, to pay fees due to the master servicer, the trustee and the certificate insurer;

                                    -   second, to pay interest on the certificates;

                                    -   third, to pay principal of the certificates;

                                    -   fourth, to reimburse the certificate insurer;

                                    -   fifth, to reimburse the master servicer for unreimbursed advances and other expenses; and

                                    -   sixth, to make a distribution to the owners of the subordinate certificates, a portion of which may be used to pay any available funds cap carry forward amounts on the Class A-1 Certificates.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 5                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                               RECENT DEVELOPMENTS

DEVELOPMENTS CONCERNING ADVANTA CORP. AND ITS SUBSIDIARIES

         Advanta Corp. is the parent of the sponsor and the master servicer. The ability of Advanta Corp.'s subsidiaries to honor their financial and other obligations is to some extent influenced by the financial condition of Advanta Corp. Such obligations, as they are related to the trust and the offered certificates, primarily consist of the sponsor's obligation to repurchase mortgage loans which are inconsistent with representations and warranties in the pooling and servicing agreement, as well as the obligations of the master servicer pursuant to the pooling and servicing agreement. To the extent the sponsor's and master servicer's ability to perform such obligations is adversely affected, the mortgage loans may experience an increased level of delinquencies and losses.

         The prospectus supplement contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ from those projected. Additional risks that may affect Advanta Corp.'s performance are detailed in Advanta Corp.'s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

         Regulatory Developments. On June 2, 2000, Advanta issued a press release announcing that its banking subsidiaries, Advanta National Bank and Advanta Bank Corp., each of which is an originator, had reached agreements with their respective bank regulatory agencies. The agreements primarily relate to the banks' subprime lending operations, and outline a series of steps to modify processes, many of which have already begun, and formalize and document certain practices and procedures relating to sub-prime lending. Advanta anticipates that limitations and restrictions imposed by the agreements and the changes to existing processes and procedures will decrease Advanta's mortgage loan origination volume in the near term.

         The agreements establish temporary asset growth limits at Advanta National Bank and deposit growth limits at Advanta Bank Corp. In addition, the agreements contain restrictions on taking brokered deposits at Advanta National Bank and require that as of September 30, 2000, Advanta National Bank have capital ratios equal to their capital ratios on March 31, 2000.

         The agreements also provide that Advanta change its charge-off policy for delinquent mortgage loans in its owned and managed portfolio to 180 days, for which it is presently reserved, however the master servicer's charge-off policy for mortgage loans owned by securitization trusts will remain unchanged. In addition the agreements provide that Advanta modify its accounting processes and methodology for its allowance for loan losses and valuation of residual assets.

         On July 31, 2000, Advanta Corp. issued a press release stating that one of its banking subsidiaries, Advanta National Bank, had reached an agreement with its bank regulatory agency regarding the carrying value of the bank's retained interests and contractual mortgage servicing rights in mortgage securitizations and its allowance for loan losses. The agreement provides that the carrying value for the bank's retained interests and contractual mortgage servicing rights will be reduced by $201 million and $13 million, respectively. In addition, pursuant to the agreement, Advanta National Bank recorded a $22 million non-cash charge to increase its allowance for mortgage loan loss reserves at June 30, 2000. The agreement further provides that the bank will maintain its allowance for loan losses at a level of at least 5.38% of the unpaid principal balance of all loans owned by the bank or reported on its books, less any loans held for sale.

         On August 2, 2000, Advanta Corp. reported a net loss for the second quarter of $192.7 million, largely because of these non-cash charges recorded by Advanta National Bank.

         During the second half of calendar year 2000, Advanta Corp. expects pro forma operating earnings per share to be in the range of $0.90-$1.10. This primarily reflects the impact of the regulatory agreements on the businesses which operate through Advanta National Bank and Advanta Bank Corp. In particular, this reflects lower mortgage loan originations partially offset by the results of the business card unit. Together with the pro forma operating results of $1.28 through June 30 2000, the pro forma operating results for the full year are expected to be in the range of $2.18-$2.38 per diluted share, a 7% to 17% increase from the $2.04 earned in 1999.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 6                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                          RECENT DEVELOPMENTS (CONT'D)

         Strategic Developments. On May 17, 2000, Advanta Corp. issued a press release stating that it had retained Salomon Smith Barney to assist it in studying possible strategic alternatives for Advanta's mortgage and leasing business units. Although there are no specific actions contemplated at this time, these strategic alternatives could include the sale of, or strategic alliances or partnerships in respect of, all or a portion of Advanta's mortgage loan origination and servicing businesses. Advanta has entered into preliminary discussions with a number of parties and has begun the due diligence process.

         The transaction documents do not prohibit the sale or merger of the master servicer into another corporate entity, although they do place restrictions on any such sale or merger, including the requirement that any such sale or merger not cause a downgrade in the ratings of the offered certificates. In the event that any strategic alternative involving the master servicer is implemented in the future, the servicing of the mortgage loans could be affected.

         Litigation Developments. On January 22, 1999, Fleet Financial Group, Inc. and some of its affiliates filed a complaint against Advanta Corp. and some of its subsidiaries in Delaware Chancery Court bringing a lawsuit relating to the transaction between Advanta Corp. and some of its affiliates and Fleet Financial Group, Inc. and some of its affiliates which closed on February 20, 1998. Pursuant to the transaction Advanta Corp. contributed substantially all of its consumer credit card business to a limited liability company controlled by Fleet Financial Group, Inc. Fleet's allegations, which Advanta denies, center around Fleet's assertions that Advanta has failed to complete certain post-closing adjustments to the value of the assets and liabilities that Advanta contributed to the transaction. Fleet seeks damages of approximately $141 million.

         On February 16, 1999, Advanta Corp. filed an answer to the complaint denying the material allegations of the complaint. Advanta Corp. also filed counterclaims against Fleet Financial Group, Inc. and some of its affiliates seeking damages of approximately $101 million from Fleet. Formal discovery has begun and is ongoing. Although the outcome of this litigation cannot be determined, Advanta Corp. does not expect this litigation to have a material adverse effect on the financial position or future operating results of Advanta Corp. or Advanta Mortgage Corp. USA.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 7                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2
                      Term Sheet & Computational Materials


                  SENSITIVITY TABLES (TO 10% CALL AND MATURITY)

  CLASS A-1 (TO CALL & TO MATURITY)
  ---------------------------------------------------------------------------------------------------------------------------------
  % PREPAYMENT ASSUMPTION (PPC)                          0%         50%        100%        120%        150%        200%        250%
  ---------------------------------------------------------------------------------------------------------------------------------
  Illustrative Yield @ Par (Actual/360 BEY)           6.96%       6.96%       6.96%       6.96%       6.96%       6.96%       6.96%
  Average Life (years)                               10.95        1.90        1.01        0.85        0.69        0.53        0.43
  Modified Duration (years)                           7.05        1.68        0.93        0.79        0.65        0.50        0.41
  First Principal Payment                         09/25/00    09/25/00    09/25/00    09/25/00    09/25/00    09/25/00    09/25/00
  Last Principal Payment                          03/25/15    11/25/04    09/25/02    05/25/02    01/25/02    08/25/01    06/25/01
  Principal Lockout (months)                             0           0           0           0           0           0           0
  Principal Window (months)                            175          51          25          21          17          12          10
  ---------------------------------------------------------------------------------------------------------------------------------

  CLASS A-2 (TO CALL & TO MATURITY)
  ---------------------------------------------------------------------------------------------------------------------------------
  % PREPAYMENT ASSUMPTION (PPC)                          0%         50%        100%        120%        150%        200%        250%
  ---------------------------------------------------------------------------------------------------------------------------------
  Illustrative Yield @ Par (30/360 BEY)               7.60%       7.53%       7.42%       7.38%       7.31%       7.19%       7.07%
  Average Life (years)                               14.59        4.89        2.41        2.00        1.58        1.16        0.91
  Modified Duration (years)                           8.58        3.95        2.13        1.80        1.45        1.08        0.85
  First Principal Payment                         03/25/15    11/25/04    09/25/02    05/25/02    01/25/02    08/25/01    06/25/01
  Last Principal Payment                          03/25/15    03/25/06    05/25/03    11/25/02    05/25/02    12/25/01    08/25/01
  Principal Lockout (months)                           174          50          24          20          16          11           9
  Principal Window (months)                              1          17           9           7           5           5           3
  ---------------------------------------------------------------------------------------------------------------------------------


  CLASS A-3 (TO CALL & TO MATURITY)
  ---------------------------------------------------------------------------------------------------------------------------------
  % PREPAYMENT ASSUMPTION (PPC)                          0%         50%        100%        120%        150%        200%        250%
  ---------------------------------------------------------------------------------------------------------------------------------
  Illustrative Yield @ Par (30/360 BEY)               7.73%       7.71%       7.63%       7.60%       7.55%       7.46%       7.36%
  Average Life (years)                               14.80        8.22        3.68        3.00        2.33        1.68        1.28
  Modified Duration (years)                           8.58        5.84        3.09        2.59        2.06        1.52        1.18
  First Principal Payment                         03/25/15    03/25/06    05/25/03    11/25/02    05/25/02    12/25/01    08/25/01
  Last Principal Payment                          05/25/17    03/25/12    07/25/05    07/25/04    08/25/03    09/25/02    03/25/02
  Principal Lockout (months)                           174          66          32          26          20          15          11
  Principal Window (months)                             27          73          27          21          16          10           8
  ---------------------------------------------------------------------------------------------------------------------------------

  CLASS A-4 (TO CALL & TO MATURITY)
  ---------------------------------------------------------------------------------------------------------------------------------
  % PREPAYMENT ASSUMPTION (PPC)                          0%         50%        100%        120%        150%        200%        250%
  ---------------------------------------------------------------------------------------------------------------------------------
  Illustrative Yield @ Par (30/360 BEY)               7.97%       7.96%       7.91%       7.89%       7.85%       7.79%       7.71%
  Average Life (years)                               19.86       13.65        6.49        5.00        3.76        2.55        1.89
  Modified Duration (years)                           9.70        8.08        4.87        3.98        3.14        2.23        1.69
  First Principal Payment                         05/25/17    03/25/12    07/25/05    07/25/04    08/25/03    09/25/02    03/25/02
  Last Principal Payment                          01/25/23    03/25/15    11/25/09    02/25/07    04/25/05    10/25/03    10/25/02
  Principal Lockout (months)                           200         138          58          46          35          24          18
  Principal Window (months)                             69          37          53          32          21          14           8
  ---------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 8                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2
                      Term Sheet & Computational Materials

                         SENSITIVITY TABLES (to 10% Call)


 CLASS A-5 (TO CALL)
 ---------------------------------------------------------------------------------------------------------------------------------
 % PREPAYMENT ASSUMPTION (PPC)                          0%         50%        100%        120%        150%        200%        250%
 ---------------------------------------------------------------------------------------------------------------------------------
 Illustrative Yield @ Par (30/360 BEY)               8.38%       8.37%       8.35%       8.34%       8.31%       8.26%       8.20%
 Average Life (years)                               22.66       14.59        9.95        8.00        5.92        3.95        2.72
 Modified Duration (years)                           9.90        8.19        6.55        5.64        4.51        3.24        2.35
 First Principal Payment                         01/25/23    03/25/15    11/25/09    02/25/07    04/25/05    10/25/03    10/25/02
 Last Principal Payment                          04/25/23    03/25/15    08/25/10    11/25/08    02/25/07    03/25/05    01/25/04
 Principal Lockout (months)                           268         174         110          77          55          37          25
 Principal Window (months)                              4           1          10          22          23          18          16
 ---------------------------------------------------------------------------------------------------------------------------------

 CLASS A-6 (TO CALL)
 ---------------------------------------------------------------------------------------------------------------------------------
 % PREPAYMENT ASSUMPTION (PPC)                          0%         50%        100%        120%        150%        200%        250%
 ---------------------------------------------------------------------------------------------------------------------------------
 Illustrative Yield @ Par (30/360 BEY)               7.70%       7.68%       7.66%       7.66%       7.65%       7.62%       7.59%
 Average Life (years)                               12.80        8.36        6.83        6.39        5.61        4.34        3.40
 Modified Duration (years)                           7.82        5.85        5.08        4.84        4.38        3.57        2.90
 First Principal Payment                         09/25/03    09/25/03    09/25/03    09/25/03    09/25/03    09/25/03    09/25/03
 Last Principal Payment                          03/25/15    03/25/15    08/25/10    11/25/08    02/25/07    03/25/05    01/25/04
 Principal Lockout (months)                            36          36          36          36          36          36          36
 Principal Window (months)                            139         139          84          63          42          19           5
 ---------------------------------------------------------------------------------------------------------------------------------


                         SENSITIVITY TABLES (to Maturity)



CLASS A-5 (TO MATURITY)
-----------------------------------------------------------------------------------------------------------------------------------
% PREPAYMENT ASSUMPTION (PPC)                             0%         50%        100%        120%        150%        200%        250%
-----------------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360 BEY)                  8.39%       8.42%       8.45%       8.46%       8.44%       8.29%       8.20%
Average Life (years)                                  24.05       16.77       12.42       10.36        7.44        4.12        2.73
Modified Duration (years)                             10.10        8.71        7.45        6.62        5.23        3.35        2.35
First Principal Payment                            01/25/23    03/25/15    11/25/09    02/25/07    04/25/05    10/25/03    10/25/02
Last Principal Payment                             06/25/26    06/25/24    12/25/17    05/25/15    11/25/14    11/25/10    03/25/04
Principal Lockout (months)                              268         174         110          77          55          37          25
Principal Window (months)                                42         112          98         100         116          86          18
-----------------------------------------------------------------------------------------------------------------------------------

Class A-6 (to maturity)
-----------------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption (PPC)                             0%         50%        100%        120%        150%        200%        250%
-----------------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360 BEY)                  7.70%       7.68%       7.67%       7.67%       7.71%       7.79%       7.79%
Average Life (years)                                  12.80        8.36        6.91        6.56        6.18        5.71        4.56
Modified Duration (years)                              7.82        5.85        5.11        4.92        4.70        4.41        3.69
First Principal Payment                            09/25/03    09/25/03    09/25/03    09/25/03    09/25/03    09/25/03    09/25/03
Last Principal Payment                             03/25/15    03/25/15    03/25/15    01/25/15    10/25/14    09/25/10    04/25/08
Principal Lockout (months)                               36          36          36          36          36          36          36
Principal Window (months)                               139         139         139         137         134          85          56
-----------------------------------------------------------------------------------------------------------------------------------

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                     Page 9                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2
                      Term Sheet & Computational Materials


                  DECREMENT TABLE (TO 10% CALL AND TO MATURITY)

PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

TO 10% CALL AND TO MATURITY
---------------------------
PERCENTAGE OF INITIAL CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


                              SCENARIO 1   SCENARIO 2   SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6     SCENARIO 7
 % PREPAYMENT ASSUMPTION          0%          50%          100%          120%          150%          200%          250%
          DATES
------------------------      -------       -------       -------       -------       -------       -------       -------
     Initial Percentage           100           100           100           100           100           100           100
        August 25, 2001            92            68            45            36            22             0             0
        August 25, 2002            89            44             2             0             0             0             0
        August 25, 2003            87            22             0             0             0             0             0
        August 25, 2004            85             3             0             0             0             0             0
        August 25, 2005            83             0             0             0             0             0             0
        August 25, 2006            80             0             0             0             0             0             0
        August 25, 2007            77             0             0             0             0             0             0
        August 25, 2008            75             0             0             0             0             0             0
        August 25, 2009            72             0             0             0             0             0             0
        August 25, 2010            69             0             0             0             0             0             0
        August 25, 2011            66             0             0             0             0             0             0
        August 25, 2012            62             0             0             0             0             0             0
        August 25, 2013            58             0             0             0             0             0             0
        August 25, 2014            52             0             0             0             0             0             0
        August 25, 2015             0             0             0             0             0             0             0
        August 25, 2016             0             0             0             0             0             0             0
        August 25, 2017             0             0             0             0             0             0             0
        August 25, 2018             0             0             0             0             0             0             0
        August 25, 2019             0             0             0             0             0             0             0
        August 25, 2020             0             0             0             0             0             0             0
        August 25, 2021             0             0             0             0             0             0             0
        August 25, 2022             0             0             0             0             0             0             0
        August 25, 2023             0             0             0             0             0             0             0
        August 25, 2024             0             0             0             0             0             0             0
        August 25, 2025             0             0             0             0             0             0             0
        August 25, 2026             0             0             0             0             0             0             0
        August 25, 2027             0             0             0             0             0             0             0
        August 25, 2028             0             0             0             0             0             0             0
        August 25, 2029             0             0             0             0             0             0             0
        August 25, 2030             0             0             0             0             0             0             0

  Weighted Average Life
        to 10% Call and
   to Maturity (years):         10.95          1.90          1.01          0.85          0.69          0.53          0.43

First Principal Payment
        to 10% Call and
    to Maturity (date):       9/25/00       9/25/00       9/25/00       9/25/00       9/25/00       9/25/00       9/25/00

 Last Principal Payment
        to 10% Call and
    to Maturity (date):       3/25/15      11/25/04       9/25/02       5/25/02       1/25/02       8/25/01       6/25/01

         Payment Window
        to 10% Call and
  to Maturity (months):           175            51            25            21            17            12            10

      Modified Duration
        to 10% Call and
   to Maturity (years):          7.05          1.68          0.93          0.79          0.65          0.50          0.41


                           The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and
                           (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2
                      Term Sheet & Computational Materials

                 DECREMENT TABLE (TO 10% CALL AND TO MATURITY)

PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

TO 10% CALL AND TO MATURITY

PERCENTAGE OF INITIAL CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                SCENARIO 1     SCENARIO 2    SCENARIO 3     SCENARIO 4     SCENARIO 5    SCENARIO 6      SCENARIO 7
 % PREPAYMENT ASSUMPTION            0%            50%           100%           120%           150%          200%           250%
          DATES
------------------------        -------         -------        -------        -------        -------       -------        -------

     Initial Percentage            100            100            100            100            100            100            100
        August 25, 2001            100            100            100            100            100             93              0
        August 25, 2002            100            100            100             40              0              0              0
        August 25, 2003            100            100              0              0              0              0              0
        August 25, 2004            100            100              0              0              0              0              0
        August 25, 2005            100             37              0              0              0              0              0
        August 25, 2006            100              0              0              0              0              0              0
        August 25, 2007            100              0              0              0              0              0              0
        August 25, 2008            100              0              0              0              0              0              0
        August 25, 2009            100              0              0              0              0              0              0
        August 25, 2010            100              0              0              0              0              0              0
        August 25, 2011            100              0              0              0              0              0              0
        August 25, 2012            100              0              0              0              0              0              0
        August 25, 2013            100              0              0              0              0              0              0
        August 25, 2014            100              0              0              0              0              0              0
        August 25, 2015              0              0              0              0              0              0              0
        August 25, 2016              0              0              0              0              0              0              0
        August 25, 2017              0              0              0              0              0              0              0
        August 25, 2018              0              0              0              0              0              0              0
        August 25, 2019              0              0              0              0              0              0              0
        August 25, 2020              0              0              0              0              0              0              0
        August 25, 2021              0              0              0              0              0              0              0
        August 25, 2022              0              0              0              0              0              0              0
        August 25, 2023              0              0              0              0              0              0              0
        August 25, 2024              0              0              0              0              0              0              0
        August 25, 2025              0              0              0              0              0              0              0
        August 25, 2026              0              0              0              0              0              0              0
        August 25, 2027              0              0              0              0              0              0              0
        August 25, 2028              0              0              0              0              0              0              0
        August 25, 2029              0              0              0              0              0              0              0
        August 25, 2030              0              0              0              0              0              0              0

  Weighted Average Life
        to 10% Call and
   to Maturity (years):          14.59           4.89           2.41           2.00           1.58           1.16           0.91

First Principal Payment
        to 10% Call and
    to Maturity (date):        3/25/15       11/25/04        9/25/02        5/25/02        1/25/02        8/25/01        6/25/01

 Last Principal Payment
        to 10% Call and
    to Maturity (date):        3/25/15        3/25/06        5/25/03       11/25/02        5/25/02       12/25/01        8/25/01

         Payment Window
        to 10% Call and
  to Maturity (months):              1             17              9              7              5              5              3

      Modified Duration
        to 10% Call and
   to Maturity (years):           8.58           3.95           2.13           1.80           1.45           1.08           0.85

                           The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and
                           (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2
                      Term Sheet & Computational Materials

                 DECREMENT TABLE (TO 10% CALL AND TO MATURITY)

PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

TO 10% CALL AND TO MATURITY

PERCENTAGE OF INITIAL CLASS A-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                SCENARIO 1     SCENARIO 2    SCENARIO 3     SCENARIO 4     SCENARIO 5    SCENARIO 6      SCENARIO 7
 % PREPAYMENT ASSUMPTION            0%            50%           100%           120%           150%          200%           250%
          DATES
------------------------        -------         -------        -------        -------        -------       -------        -------
     Initial Percentage            100            100            100            100            100            100            100
        August 25, 2001            100            100            100            100            100            100             92
        August 25, 2002            100            100            100            100             73              6              0
        August 25, 2003            100            100             79             44              0              0              0
        August 25, 2004            100            100             31              0              0              0              0
        August 25, 2005            100            100              0              0              0              0              0
        August 25, 2006            100             87              0              0              0              0              0
        August 25, 2007            100             64              0              0              0              0              0
        August 25, 2008            100             50              0              0              0              0              0
        August 25, 2009            100             36              0              0              0              0              0
        August 25, 2010            100             21              0              0              0              0              0
        August 25, 2011            100              7              0              0              0              0              0
        August 25, 2012            100              0              0              0              0              0              0
        August 25, 2013            100              0              0              0              0              0              0
        August 25, 2014            100              0              0              0              0              0              0
        August 25, 2015             14              0              0              0              0              0              0
        August 25, 2016              6              0              0              0              0              0              0
        August 25, 2017              0              0              0              0              0              0              0
        August 25, 2018              0              0              0              0              0              0              0
        August 25, 2019              0              0              0              0              0              0              0
        August 25, 2020              0              0              0              0              0              0              0
        August 25, 2021              0              0              0              0              0              0              0
        August 25, 2022              0              0              0              0              0              0              0
        August 25, 2023              0              0              0              0              0              0              0
        August 25, 2024              0              0              0              0              0              0              0
        August 25, 2025              0              0              0              0              0              0              0
        August 25, 2026              0              0              0              0              0              0              0
        August 25, 2027              0              0              0              0              0              0              0
        August 25, 2028              0              0              0              0              0              0              0
        August 25, 2029              0              0              0              0              0              0              0
        August 25, 2030              0              0              0              0              0              0              0

  Weighted Average Life
        to 10% Call and
   to Maturity (years):          14.80           8.22           3.68           3.00           2.33           1.67           1.28

First Principal Payment
        to 10% Call and
    to Maturity (date):        3/25/15        3/25/06        5/25/03       11/25/02        5/25/02       12/25/01        8/25/01

 Last Principal Payment
        to 10% Call and
    to Maturity (date):        5/25/17        3/25/12        7/25/05        7/25/04        8/25/03        9/25/02        3/25/02

         Payment Window
        to 10% Call and
  to Maturity (months):             27             73             27             21             16             10              8

      Modified Duration
        to 10% Call and
   to Maturity (years):           8.58           5.84           3.09           2.59           2.06           1.52           1.18

                           The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and
                           (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.



                                    Page 12                  [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                  DECREMENT TABLE (TO 10% CALL AND TO MATURITY)


         PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


TO 10% CALL AND TO MATURITY
PERCENTAGE OF INITIAL CLASS A-4 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 7
% PREPAYMENT ASSUMPTION        0%            50%          100%          120%          150%          200%          250%
         DATES
-----------------------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Initial Percentage           100           100           100           100           100           100           100
        August 25, 2001           100           100           100           100           100           100           100
        August 25, 2002           100           100           100           100           100           100            23
        August 25, 2003           100           100           100           100            97             6             0
        August 25, 2004           100           100           100            95            31             0             0
        August 25, 2005           100           100            92            43             0             0             0
        August 25, 2006           100           100            54            10             0             0             0
        August 25, 2007           100           100            26             0             0             0             0
        August 25, 2008           100           100            17             0             0             0             0
        August 25, 2009           100           100             3             0             0             0             0
        August 25, 2010           100           100             0             0             0             0             0
        August 25, 2011           100           100             0             0             0             0             0
        August 25, 2012           100            90             0             0             0             0             0
        August 25, 2013           100            71             0             0             0             0             0
        August 25, 2014           100            52             0             0             0             0             0
        August 25, 2015           100             0             0             0             0             0             0
        August 25, 2016           100             0             0             0             0             0             0
        August 25, 2017            96             0             0             0             0             0             0
        August 25, 2018            82             0             0             0             0             0             0
        August 25, 2019            66             0             0             0             0             0             0
        August 25, 2020            49             0             0             0             0             0             0
        August 25, 2021            30             0             0             0             0             0             0
        August 25, 2022             9             0             0             0             0             0             0
        August 25, 2023             0             0             0             0             0             0             0
        August 25, 2024             0             0             0             0             0             0             0
        August 25, 2025             0             0             0             0             0             0             0
        August 25, 2026             0             0             0             0             0             0             0
        August 25, 2027             0             0             0             0             0             0             0
        August 25, 2028             0             0             0             0             0             0             0
        August 25, 2029             0             0             0             0             0             0             0
        August 25, 2030             0             0             0             0             0             0             0
  Weighted Average Life
        to 10% Call and
   to Maturity (years):         19.86         13.65          6.49          5.00          3.76          2.55          1.88
First Principal Payment
        to 10% Call and
    to Maturity (date):       5/25/17       3/25/12       7/25/05       7/25/04       8/25/03       9/25/02       3/25/02
 Last Principal Payment
        to 10% Call and
    to Maturity (date):       1/25/23       3/25/15      11/25/09       2/25/07       4/25/05      10/25/03      10/25/02
         Payment Window
        to 10% Call and
  to Maturity (months):            69            37            53            32            21            14             8
      Modified Duration
        to 10% Call and
   to Maturity (years):          9.70          8.08          4.88          3.98          3.14          2.23          1.69

                  The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                          DECREMENT TABLE (TO 10% CALL)


         PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

TO 10% CALL
PERCENTAGE OF INITIAL CLASS A-5 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 7
% PREPAYMENT ASSUMPTION        0%            50%          100%          120%          150%          200%          250%
         DATES
-----------------------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Initial Percentage           100           100           100           100           100           100           100
        August 25, 2001           100           100           100           100           100           100           100
        August 25, 2002           100           100           100           100           100           100           100
        August 25, 2003           100           100           100           100           100           100            23
        August 25, 2004           100           100           100           100           100            44             0
        August 25, 2005           100           100           100           100            83             0             0
        August 25, 2006           100           100           100           100            54             0             0
        August 25, 2007           100           100           100            85             0             0             0
        August 25, 2008           100           100           100            79             0             0             0
        August 25, 2009           100           100           100             0             0             0             0
        August 25, 2010           100           100             0             0             0             0             0
        August 25, 2011           100           100             0             0             0             0             0
        August 25, 2012           100           100             0             0             0             0             0
        August 25, 2013           100           100             0             0             0             0             0
        August 25, 2014           100           100             0             0             0             0             0
        August 25, 2015           100             0             0             0             0             0             0
        August 25, 2016           100             0             0             0             0             0             0
        August 25, 2017           100             0             0             0             0             0             0
        August 25, 2018           100             0             0             0             0             0             0
        August 25, 2019           100             0             0             0             0             0             0
        August 25, 2020           100             0             0             0             0             0             0
        August 25, 2021           100             0             0             0             0             0             0
        August 25, 2022           100             0             0             0             0             0             0
        August 25, 2023             0             0             0             0             0             0             0
        August 25, 2024             0             0             0             0             0             0             0
        August 25, 2025             0             0             0             0             0             0             0
        August 25, 2026             0             0             0             0             0             0             0
        August 25, 2027             0             0             0             0             0             0             0
        August 25, 2028             0             0             0             0             0             0             0
        August 25, 2029             0             0             0             0             0             0             0
        August 25, 2030             0             0             0             0             0             0             0
  Weighted Average Life
   to 10% Call (years):         22.66         14.59          9.95          8.00          5.92          3.95          2.72
First Principal Payment
    to 10% Call (date):       1/25/23       3/25/15      11/25/09       2/25/07       4/25/05      10/25/03      10/25/02
 Last Principal Payment
    to 10% Call (date):       4/25/23       3/25/15       8/25/10      11/25/08       2/25/07       3/25/05       1/25/04
         Payment Window
  to 10% Call (months):             4             1            10            22            23            18            16
      Modified Duration
   to 10% Call (years):          9.90          8.19          6.55          5.64          4.51          3.24          2.35

                  The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.


                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                          DECREMENT TABLE (TO 10% CALL)


PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

TO 10% CALL
PERCENTAGE OF INITIAL CLASS A-6 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 7
% PREPAYMENT ASSUMPTION        0%           50%           100%          120%          150%          200%          250%
         DATES
-----------------------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Initial Percentage           100           100           100           100           100           100           100
        August 25, 2001           100           100           100           100           100           100           100
        August 25, 2002           100           100           100           100           100           100           100
        August 25, 2003           100           100           100           100           100           100           100
        August 25, 2004           100            95            90            88            85            79             0
        August 25, 2005            99            90            81            78            72             0             0
        August 25, 2006            98            81            67            62            54             0             0
        August 25, 2007            97            72            53            46             0             0             0
        August 25, 2008            92            50            26            19             0             0             0
        August 25, 2009            88            35            12             0             0             0             0
        August 25, 2010            83            24             0             0             0             0             0
        August 25, 2011            78            16             0             0             0             0             0
        August 25, 2012            72            11             0             0             0             0             0
        August 25, 2013            66             7             0             0             0             0             0
        August 25, 2014            58             5             0             0             0             0             0
        August 25, 2015             0             0             0             0             0             0             0
        August 25, 2016             0             0             0             0             0             0             0
        August 25, 2017             0             0             0             0             0             0             0
        August 25, 2018             0             0             0             0             0             0             0
        August 25, 2019             0             0             0             0             0             0             0
        August 25, 2020             0             0             0             0             0             0             0
        August 25, 2021             0             0             0             0             0             0             0
        August 25, 2022             0             0             0             0             0             0             0
        August 25, 2023             0             0             0             0             0             0             0
        August 25, 2024             0             0             0             0             0             0             0
        August 25, 2025             0             0             0             0             0             0             0
        August 25, 2026             0             0             0             0             0             0             0
        August 25, 2027             0             0             0             0             0             0             0
        August 25, 2028             0             0             0             0             0             0             0
        August 25, 2029             0             0             0             0             0             0             0
        August 25, 2030             0             0             0             0             0             0             0
  Weighted Average Life
   to 10% Call (years):         12.80          8.36          6.83          6.39          5.61          4.34          3.40
First Principal Payment
    to 10% Call (date):       9/25/03       9/25/03       9/25/03       9/25/03       9/25/03       9/25/03       9/25/03
 Last Principal Payment
    to 10% Call (date):       3/25/15       3/25/15       8/25/10      11/25/08       2/25/07       3/25/05       1/25/04
         Payment Window
  to 10% Call (months):           139           139            84            63            42            19             5
      Modified Duration
   to 10% Call (years):          7.82          5.85          5.08          4.84          4.38          3.57          2.90

                           The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and
                           (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                         DECREMENT TABLE (TO MATURITY)


         PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

TO MATURITY
PERCENTAGE OF INITIAL CLASS A-5 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 7
% PREPAYMENT ASSUMPTION        0%            50%          100%          120%          150%          200%          250%
         DATES
-----------------------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Initial Percentage           100           100           100           100           100           100           100
        August 25, 2001           100           100           100           100           100           100           100
        August 25, 2002           100           100           100           100           100           100           100
        August 25, 2003           100           100           100           100           100           100            23
        August 25, 2004           100           100           100           100           100            44             0
        August 25, 2005           100           100           100           100            83            10             0
        August 25, 2006           100           100           100           100            54             2             0
        August 25, 2007           100           100           100            85            37             1             0
        August 25, 2008           100           100           100            79            37             1             0
        August 25, 2009           100           100           100            66            30             1             0
        August 25, 2010           100           100            85            51            20             1             0
        August 25, 2011           100           100            69            38            13             0             0
        August 25, 2012           100           100            54            27             7             0             0
        August 25, 2013           100           100            41            19             3             0             0
        August 25, 2014           100           100            31            13             1             0             0
        August 25, 2015           100            52             5             0             0             0             0
        August 25, 2016           100            43             2             0             0             0             0
        August 25, 2017           100            35             *             0             0             0             0
        August 25, 2018           100            28             0             0             0             0             0
        August 25, 2019           100            22             0             0             0             0             0
        August 25, 2020           100            17             0             0             0             0             0
        August 25, 2021           100            11             0             0             0             0             0
        August 25, 2022           100             7             0             0             0             0             0
        August 25, 2023            81             3             0             0             0             0             0
        August 25, 2024            48             0             0             0             0             0             0
        August 25, 2025            20             0             0             0             0             0             0
        August 25, 2026             0             0             0             0             0             0             0
        August 25, 2027             0             0             0             0             0             0             0
        August 25, 2028             0             0             0             0             0             0             0
        August 25, 2029             0             0             0             0             0             0             0
                  47720             0             0             0             0             0             0             0
  Weighted Average Life
   to Maturity (years):         24.05         16.77         12.42         10.36          7.44          4.12          2.73
First Principal Payment
    to Maturity (date):       1/25/23       3/25/15      11/25/09       2/25/07       4/25/05      10/25/03      10/25/02
 Last Principal Payment
    to Maturity (date):       6/25/26       6/25/24      12/25/17       5/25/15      11/25/14      11/25/10       3/25/04
         Payment Window
  to Maturity (months):            42           112            98           100           116            86            18
      Modified Duration
   to Maturity (years):         10.10          8.71          7.45          6.62          5.23          3.35          2.35

                           * indicates greater than zero but less than 0.5%

                           The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and
                           (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


                         DECREMENT TABLE (TO MATURITY)


         PERCENTAGE OF INITIAL CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

TO MATURITY
PERCENTAGE OF INITIAL CLASS A-6 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                           SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4    SCENARIO 5    SCENARIO 6    SCENARIO 7
% PREPAYMENT ASSUMPTION        0%            50%          100%          120%          150%          200%          250%
         DATES
-----------------------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
     Initial Percentage           100           100           100           100           100           100           100
        August 25, 2001           100           100           100           100           100           100           100
        August 25, 2002           100           100           100           100           100           100           100
        August 25, 2003           100           100           100           100           100           100           100
        August 25, 2004           100            95            90            88            85            79            61
        August 25, 2005            99            90            81            78            72            63            28
        August 25, 2006            98            81            67            62            54            40            11
        August 25, 2007            97            72            53            46            37            22             3
        August 25, 2008            92            50            26            19            14            11             0
        August 25, 2009            88            35            12             8             4             4             0
        August 25, 2010            83            24             6             3             1             *             0
        August 25, 2011            78            16             3             1             *             0             0
        August 25, 2012            72            11             1             *             *             0             0
        August 25, 2013            66             7             1             *             *             0             0
        August 25, 2014            58             5             *             *             *             0             0
        August 25, 2015             0             0             0             0             0             0             0
        August 25, 2016             0             0             0             0             0             0             0
        August 25, 2017             0             0             0             0             0             0             0
        August 25, 2018             0             0             0             0             0             0             0
        August 25, 2019             0             0             0             0             0             0             0
        August 25, 2020             0             0             0             0             0             0             0
        August 25, 2021             0             0             0             0             0             0             0
        August 25, 2022             0             0             0             0             0             0             0
        August 25, 2023             0             0             0             0             0             0             0
        August 25, 2024             0             0             0             0             0             0             0
        August 25, 2025             0             0             0             0             0             0             0
        August 25, 2026             0             0             0             0             0             0             0
        August 25, 2027             0             0             0             0             0             0             0
        August 25, 2028             0             0             0             0             0             0             0
        August 25, 2029             0             0             0             0             0             0             0
        August 25, 2030             0             0             0             0             0             0             0
  Weighted Average Life
   to Maturity (years):         12.80          8.36          6.91          6.56          6.18          5.71          4.56
First Principal Payment
    to Maturity (date):       9/25/03       9/25/03       9/25/03       9/25/03       9/25/03       9/25/03       9/25/03
 Last Principal Payment
    to Maturity (date):       3/25/15       3/25/15       3/25/15       1/25/15      10/25/14       9/25/10       4/25/08
         Payment Window
  to Maturity (months):           139           139           139           137           134            85            56
      Modified Duration
   to Maturity (years):          7.82          5.85          5.11          4.92          4.70          4.41          3.69

                           * indicates greater than zero but less than 0.5%

                           The weighted average life of each indicated class of Class A Certificates has been determined by (i) multiplying the amount of each principal payment by the number of years from the date of issuance to the related payment dates, (ii) adding the results and
                           (iii) dividing the sum of the respective principal balance for the related Class A Certificates as of the Closing Date.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


  OVERVIEW OF COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CALCULATION DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                              SUMMARY OF COLLATERAL

                                                  TOTAL            MINIMUM           MAXIMUM
                                             ---------------     ------------     -------------
TOTAL NUMBER OF LOANS:                              7,895
TOTAL OUTSTANDING LOAN BALANCE:              $656,291,736.97
AVERAGE LOAN PRINCIPAL AMOUNT:               $     83,127.52     $   9,010.35     $  493,343.52
WA GROSS COUPON:                                       10.49%            5.03%            19.20%
WA FICO(1):                                              604
LOAN TYPE:
     Balloon:                                          61.18%
     Fully Amortizing:                                 38.82%
WA REMAINING TERM TO MATURITY (MONTHS):                  225               30               360
WA SEASONING (MONTHS):                                     8                0               136
LIEN POSITION:
     First Lien:                                       97.32%
     Second Lien:                                       2.68%
WA CLTV:                                               80.62%            7.41%           100.00%
PROPERTY TYPE:
     SF Detached/De Minimus PUD:                       85.59%
     SF Rowhouse/Townhouse/Condo:                       5.96%
     Two to Four Family Home:                           5.83%
     Prefabricated Single Family:                       2.62%
GEOGRAPHIC DISTRIBUTION:
  (equal or greater than 5%)
                                      CA:              11.35%
                                      IL:              10.54%
                                      OH:               6.96%
                                      PA:               6.95%
                                      FL:               6.55%
                                      MD:               5.63%
                                      MI:               5.45%

------------------------------------
(1) Weighted Average FICO Score does not include loans with FICOs of zero.

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials

        COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CALCULATION DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                    GEOGRAPHIC DISTRIBUTION (TOP TEN STATES)

                        NUMBER OF          AGGREGATE            % OF AGGREGATE
     STATE           MORTGAGE LOANS    PRINCIPAL BALANCE      PRINCIPAL BALANCE
-----------------    --------------    -----------------      -----------------
California ......           585         $  74,512,060.06              11.35%
Illinois ........           771            69,196,943.30              10.54
Ohio ............           658            45,708,313.18               6.96
Pennsylvania ....           750            45,623,909.34               6.95
Florida .........           558            42,998,566.87               6.55
Maryland ........           392            36,931,901.21               5.63
Michigan ........           507            35,756,646.52               5.45
New York ........           374            29,602,724.07               4.51
New Jersey ......           264            28,785,144.58               4.39
Washington ......           212            24,522,722.18               3.74
Other ...........         2,824           222,652,805.66              33.93
                     --------------    -----------------      -----------------
     TOTAL ......         7,895         $ 656,291,736.97             100.00%
                     ==============    =================      =================

The mortgaged properties are located in a total of 49 states and the District of Columbia.

                              DISTRIBUTION OF CLTVs

          RANGE OF                      NUMBER OF             AGGREGATE           % OF AGGREGATE
         CLTV RATIOS                 MORTGAGE LOANS      PRINCIPAL BALANCE      PRINCIPAL BALANCE
-------------------------------      --------------      -----------------      -----------------
 0.01 - 60.00% ................              732          $ 38,197,459.87              5.82%
60.01 - 70.00 .................              706            47,144,577.66              7.18
70.01 - 75.00 .................              823            65,657,029.98             10.00
75.01 - 80.00 .................            1,668           147,799,541.89             22.52
80.01 - 85.00 .................            1,994           169,466,440.40             25.82
85.01 - 90.00 .................            1,841           176,677,433.61             26.93
90.01 - 95.00 .................               10               837,449.66              0.13
95.01 - 100.00 ................              121            10,511,803.90              1.60
                                     --------------      -----------------      -----------------
   TOTAL ......................            7,895          $656,291,736.97            100.00%
                                     ==============      =================      =================

Minimum CLTV:            7.41%
Maximum CLTV:          100.00%
Weighted Average CLTV:  80.62%



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


        COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CALCULATION DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                   DISTRIBUTION OF REMAINING TERM TO MATURITY

                          NUMBER OF         AGGREGATE         % OF AGGREGATE
  MONTHS REMAINING      MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
--------------------    --------------   -----------------   -----------------
1   -  60 ..........             8       $     137,617.68            0.02%
61  - 120 ..........           106           3,696,665.76            0.56
121 - 180 ..........         5,214         444,194,543.97           67.69
181 - 240 ..........           320          22,461,641.95            3.42
241 - 300 ..........            26           2,164,381.39            0.33
301 - 360 ..........         2,221         183,636,886.22           27.98
                        --------------   -----------------   -----------------
   TOTAL ...........         7,895       $ 656,291,736.97          100.00%
                        ==============   =================   =================

Minimum Remaining Term:                30  Months
Maximum Remaining Term:                360 Months
Weighted Average Remaining Term:       225 Months

                       DISTRIBUTION OF PRINCIPAL BALANCES


          RANGE OF                  NUMBER OF           AGGREGATE         % OF AGGREGATE
     PRINCIPAL BALANCES           MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------    --------------    -----------------    -----------------
$1,000  - $25,000 ............               436    $    8,725,815.60                 1.33%
25,001  -  50,000 ............             1,924        73,538,358.13                11.21
50,001  -  75,000 ............             2,037       126,323,601.80                19.25
75,001  - 100,000 ............             1,262       108,941,835.76                16.60
100,001 - 150,000 ............             1,406       170,464,631.72                25.96
150,001 - 200,000 ............               525        89,866,213.70                13.69
200,001 - 250,000 ............               183        40,815,455.20                 6.22
250,001 - 300,000 ............                72        19,860,523.59                 3.03
300,001 - 350,000 ............                27         8,606,885.97                 1.31
350,001 - 400,000 ............                15         5,625,036.62                 0.86
400,001 - 450,000 ............                 7         3,030,035.36                 0.46
450,001 - 500,000 ............                 1           493,343.52                 0.08
                                  --------------    -----------------    -----------------
   TOTAL .....................             7,895     $ 656,291,736.97               100.00%
                                  ==============    =================    =================
Minimum Principal Balance:          $   9,010.35
Maximum Principal Balance:          $ 493,343.52
Average Principal Balance:          $  83,127.52

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


        COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CALCULATION DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.


                  DISTRIBUTION OF CURRENT MORTGAGE COUPON RATES

      RANGE OF             NUMBER OF          AGGREGATE        % OF AGGREGATE
MORTGAGE COUPON RATES    MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
---------------------    --------------   -----------------   -----------------
5.001  -  6.000%.....                 1   $       98,279.24                0.01%
6.001  -  7.000 .....                44        4,406,126.88                0.67
7.001  -  8.000 .....               207       20,689,242.67                3.15
8.001  -  9.000 .....               846       90,922,995.80               13.85
9.001  - 10.000 .....             1,787      166,869,247.21               25.44
10.001 - 11.000 .....             1,895      156,899,383.21               23.91
11.001 - 12.000 .....             1,489      113,160,248.05               17.24
12.001 - 13.000 .....               983       69,164,912.62               10.54
13.001 - 14.000 .....               402       24,684,420.86                3.76
14.001 - 15.000 .....               163        6,917,061.51                1.05
15.001 - 16.000 .....                50        1,769,361.72                0.27
16.001 - 17.000 .....                20          557,232.36                0.08
17.001 - 18.000 .....                 5           98,841.67                0.02
18.001 - 19.000 .....                 2           34,424.65                0.01
19.001 - 20.000 .....                 1           19,958.52                0.00
                         --------------   -----------------   -----------------
  TOTAL .............             7,895    $ 656,291,736.97              100.00%
                         ==============   =================   =================

Minimum Current Mortgage Coupon Rate:                 5.03%
Maximum Current Mortgage Coupon Rate:                 19.20%
Weighted Average Current Mortgage Coupon Rate:        10.49%


                                  LIEN POSITION

                    NUMBER OF         AGGREGATE            % OF AGGREGATE
LIEN POSITION     MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------    --------------    -----------------    -----------------
First Lien....             7,456     $ 638,703,157.17                97.32%
Second Lien...               439        17,588,579.80                 2.68
                  --------------    -----------------    -----------------
   TOTAL .....             7,895     $ 656,291,736.97               100.00%
                  ==============    =================    =================

                                AMORTIZATION TYPE

                         NUMBER OF          AGGREGATE           % OF AGGREGATE
AMORTIZATION TYPE      MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
--------------------   --------------    -----------------    -----------------
Balloon ............            4,346     $ 401,520,115.32                61.18%
Fully Amortizing ...            3,549       254,771,621.65                38.82
                       --------------    -----------------    -----------------
   TOTAL ...........            7,895     $ 656,291,736.97               100.00%
                       ==============    =================    =================


Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


        COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CALCULATION DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

                       DISTRIBUTION OF JUNIOR LIEN RATIOS


        RANGE OF                     NUMBER OF          AGGREGATE          % OF AGGREGATE
   JUNIOR LIEN RATIOS             MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------    --------------    -----------------    -----------------
 0.01 - 10.00% ...............                 8    $      146,775.77                 0.83%
10.01 - 20.00 ................                97         3,007,094.45                17.10
20.01 - 30.00 ................               170         6,511,398.73                37.02
30.01 - 40.00 ................                97         4,449,302.39                25.30
40.01 - 50.00 ................                32         1,687,551.68                 9.59
50.01 - 60.00 ................                17           850,563.58                 4.84
60.01 - 70.00 ................                10           529,649.68                 3.01
70.01 - 80.00 ................                 6           302,867.60                 1.72
80.01 - 90.00 ................                 1            74,967.40                 0.43
90.01 - 100.00 ...............                 1            28,408.52                 0.16
                                  --------------    -----------------    -----------------
   TOTAL .....................               439    $   17,588,579.80               100.00%
                                  ==============    =================    =================

Minimum Junior Lien Ratio:            5.88%
Maximum Junior Lien Ratio:           90.41%
Weighted Average Junior Lien Ratio:  31.03%


                         DISTRIBUTION OF PROPERTY TYPES


                                          NUMBER OF          AGGREGATE          % OF AGGREGATE
       PROPERTY TYPE                   MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-----------------------------------    --------------    -----------------    -----------------
SF Detached/DeMinimus PUD .........             6,523     $ 561,728,026.69                85.59%
SF Row House/Townhouse/Condo ......               664        39,130,313.80                 5.96
Two to Four Family Home ...........               437        38,253,969.51                 5.83
Prefabricated Single Family .......               271        17,179,426.97                 2.62
                                       --------------    -----------------    -----------------
   TOTAL ..........................             7,895     $ 656,291,736.97               100.00%
                                       ==============    =================    =================

                        DISTRIBUTION OF OCCUPANCY STATUS


                           NUMBER OF         AGGREGATE         % OF AGGREGATE
 OCCUPANCY STATUS       MORTGAGE LOANS   PRINCIPAL BALANCE   PRINCIPAL BALANCE
---------------------   --------------   -----------------   -----------------
Owner Occupied ......            7,632    $ 640,866,736.81               97.65%
Non-Owner Occupied ..              263       15,425,000.16                2.35
                        --------------   -----------------   -----------------
   TOTAL ............            7,895    $ 656,291,736.97              100.00%
                        ==============   =================   =================

Owner Occupied includes vacation and second homes.



Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]

                       ADVANTA MORTGAGE LOAN TRUST 2000-2

                      Term Sheet & Computational Materials


        COLLATERAL CHARACTERISTICS AS OF THE STATISTICAL CALCULATION DATE

The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.

                           DISTRIBUTION OF SEASONING


  MONTHS ELAPSED          NUMBER OF          AGGREGATE          % OF AGGREGATE
SINCE ORIGINATION      MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
-------------------    --------------    -----------------    -----------------
0 - 6 .............             4,052     $ 342,075,948.17                52.13%
7 - 12 ............             2,681       220,341,947.80                33.57
13 - 24 ...........               735        64,600,026.60                 9.84
25 - 142 ..........               427        29,273,814.40                 4.46
                       --------------    -----------------    -----------------
    TOTAL .........             7,895     $ 656,291,736.97               100.00%
                       ==============    =================    =================

Minimum Seasoning:           0   Months
Maximum Seasoning:           136 Months
Weighted Average Seasoning:  8   Months


                    DISTRIBUTION OF PREPAYMENT PENALTY TYPES


       PREPAYMENT                   NUMBER OF           AGGREGATE         % OF AGGREGATE
      DESCRIPTION                 MORTGAGE LOANS    PRINCIPAL BALANCE    PRINCIPAL BALANCE
------------------------------    --------------    -----------------    -----------------
5 Years
     12 Months Interest ......             3,615     $ 306,712,024.75                46.74%
      6 Months of Interest ...             1,189        96,078,973.30                14.64
      Other ..................               281        20,422,698.06                 3.11
4 Years
      6 Months Interest ......                 9         1,212,025.44                 0.18
      Other ..................                 7           783,128.15                 0.12
3 Years
     12 Months of Interest ...               609        62,421,065.66                 9.51
      6 Months of Interest ...               323        26,036,535.25                 3.97
      Other ..................               324        22,264,368.09                 3.39
2 Years
      6 Months of Interest ...               101        10,190,369.49                 1.55
      Other ..................                20         1,740,777.84                 0.27
1 Year
      6 Months of Interest ...               156        14,885,614.79                 2.27
      Other ..................                51         4,666,066.15                 0.71
Other ........................               652        51,808,569.70                 7.89
No Prepayment Penalty ........               558        37,069,520.30                 5.65
                                  --------------    -----------------    -----------------
     TOTAL ...................             7,895     $ 656,291,736.97               100.00%
                                  ==============    =================    =================

Recipients of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                                             [BEAR STEARNS LOGO]